UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 4, 2012 (May 4, 2012)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

395 de Maisonneuve Blvd. West

Montreal, Quebec

Canada H3A 1L6

(Address of principal executive offices)

(514) 848-5555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Domtar Corporation (the “Company”) is filing this Form 8-K for the purpose of providing an updated description of its common stock to incorporate by reference in applicable registration statements filed under the Securities Act of 1933, as amended, in lieu of incorporation by reference of a description of the common stock contained in a registration statement filed under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Description of Capital Stock

Authorized Capital Stock

The Company’s authorized capital consists of 2,000,000,000 shares of common stock, par value $0.01 per share, one share of special voting stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. All of the outstanding shares of Company common stock are validly issued, fully paid and non-assessable. Approximately 36,138,812 shares of Company common stock, one share of special voting and no shares of preferred stock are currently outstanding.

The following is a summary description of the Company’s capital stock. For more complete information you should read the Company’s certificate of incorporation and by-laws, which have been filed with the Securities and Exchange Commission.

Common Stock

The holders of Company common stock are entitled to one vote for each share of common stock held of record on all matters on which stockholders generally are entitled to vote, except that, unless otherwise required by law, the holders of Company common stock are not entitled to vote on any amendment to the Company’s certificate of incorporation that relates solely to the terms of one or more outstanding series of preferred stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Company’s certificate of incorporation or pursuant to the Delaware General Corporation Law. Except as otherwise provided by law, the Company’s certificate of incorporation or any resolution adopted by the Company’s board of directors designating any series of preferred stock, holders of Company common stock will have the exclusive right to vote for the election of the members of the board of directors of the Company and for all other purposes.

Subject to the rights of any class or series of stock having a preference over the common stock as to dividends, the holders of Company common stock will be entitled to receive such dividends and other distributions in cash, stock or property as may be declared on the common stock by the Company’s board of directors at any time or from time to time out of any funds legally available therefor.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and subject to the rights of any class or series of stock having a preference over the common stock as to the distribution of assets upon liquidation, dissolution or winding up, the holders of shares of Company common stock will be entitled to receive all of the Company’s remaining assets available for distribution to the Company’s stockholders, ratably in proportion to the number of shares of common stock held by them.

The holders of Company common stock have no preemptive rights. The rights, preferences and privileges of holders of Company common stock are subject to, and may be adversely affected by, the rights of holders of any series of preferred stock.

The Company’s common stock is listed on the New York Stock Exchange and the Toronto Stock Exchange, in each case under the symbol “UFS”.

The transfer agent and registrar for the Company common stock is Computershare Trust Company, N.A.

Preferred Stock

The Company may issue preferred stock from time to time in one or more series. The Company’s certificate of incorporation expressly authorizes its board of directors, without the approval of its stockholders, to provide, out of the unissued shares of preferred stock, for series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series.

Exchangeable Shares; Special Voting Stock

Domtar (Canada) Paper Inc., an indirect 100% owned subsidiary of the Company, has issued exchangeable shares (the “Exchangeable Shares”) that are traded on the Toronto Stock Exchange under the symbol “UFX.” These Exchangeable Shares are intended to be substantially the economic equivalent of shares of Company common stock and are currently exchangeable at the option of the holder on a one-for-one basis for shares of Company common stock.

In connection with the issuance of the Exchangeable Shares, the Company has issued one share of special voting stock, par value $0.01 per share, to Computershare Trust Company of Canada (the “Trustee”) for the benefit of the holders of the Exchangeable Shares in accordance with a voting and exchange trust agreement. Pursuant to the Company’s certificate of incorporation, the holder of the share of special voting stock is entitled to vote on each matter on which holders of Company common stock or stockholders generally are entitled to vote, and the holder of the share of special voting stock is entitled to cast on each such matter a number of votes equal to the number of shares of Company common stock into which the Exchangeable Shares outstanding on the record date for holders of shares of Company common stock entitled to vote on any such matter are then exchangeable (i) that are not owned by the Company or its affiliates and (ii) as to which the Trustee has timely received, as determined pursuant to the voting and exchange trust agreement, voting instructions from the holders of such Exchangeable Shares. The holder of the share of special voting stock and the holders of shares of Company common stock will vote together as one class for the election of directors and on all other matters submitted to a vote of stockholders.

The Trustee is not entitled to receive dividends or distributions in its capacity as holder or owner of the share of special voting stock. In the event of voluntary or involuntary liquidation, dissolution or winding up, the Trustee is entitled to receive out of the assets available for distribution to the stockholders, an amount equal to $0.01 before any distribution is made on Company common stock. After payment of the liquidation preference, the Trustee is not entitled to any further participation in any distribution of the Company’s assets.

At such time as no Exchangeable Shares will be outstanding (other than Exchangeable Shares owned by the Company or an affiliate thereof), the share of special voting stock will automatically be redeemed and cancelled.

Certain Anti-Takeover Provisions

Certificate of Incorporation and By-Laws

The Company’s certificate of incorporation and by-laws contain certain provisions that could make the acquisition of the Company by means of a tender offer, proxy contest or otherwise more difficult. The description of these provisions set forth below is intended as a summary only. For more complete information, see the Company’s certificate of incorporation and by-laws, which have been filed with the Securities and Exchange Commission.

No Stockholder Action by Written Consent; Special Meetings

The Company’s certificate of incorporation provides that any action required or permitted to be taken by its stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing of such stockholders. Under the Company’s by-laws, special meetings may be called only by the board of directors pursuant to a resolution adopted by the affirmative vote of a majority of the total authorized number of directors that the Company would have if there were no vacancies or by the chairman of the board of directors. These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the Company’s board of directors or the chairman of the board of directors.

Advance Notice of Stockholder Nominations and Stockholder Proposals

The Company’s by-laws establish advance notice procedures for stockholders to make nominations of candidates for election as directors or to bring other business before a meeting of the stockholders. The business to be conducted at an annual meeting will be limited to business brought before the meeting by, or at the direction of, the Company’s board of directors or by a stockholder who has properly given notice to the Company’s secretary of that stockholder’s intention to bring such business before such meeting.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Company’s secretary not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting, provided that in the event that the date of the annual meeting is more than 30 calendar days before or more than 60 calendar days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting and not later than the close of business on the 90th calendar day prior to such annual meeting. In the event that less than 100 calendar days’ notice or prior public disclosure of the date of the meeting is given or made by the Company to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the calendar day on which such notice of the date of the annual meeting was mailed or such public announcement was made by the Company, whichever first occurs.

The notice of a stockholder must contain specified information, including, without limitation:

•

as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, under the Exchange Act;

•

as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and

•	as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

•	the name and address of record of such stockholder and of such beneficial owner,

•	the class and number of the Company’s shares which are owned beneficially and of record by such stockholder and such beneficial owner,

•

a representation that the stockholder is a holder of record of stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

•

a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (ii) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The advance notice provisions may preclude a contest for the election of directors or the consideration of stockholder proposals if the proper procedures are not followed. Additionally, the advance notice provisions may deter a third party from conducting a solicitation for the election of its own slate of directors or for the approval of its own proposal, without regard to whether consideration of those nominees or proposals might be harmful or beneficial to the Company and its stockholders.

Preferred Stock

The Company’s certificate of incorporation authorizes its board of directors, without the approval of the Company’s stockholders, to fix the designation, powers, preferences and rights of one or more series of preferred stock, which may be greater than those of the Company’s common stock. The issuance of shares of preferred stock, or the issuance of rights to purchase shares of preferred stock, could be used to discourage an unsolicited acquisition proposal. In addition, under some circumstances, the issuance of preferred stock could adversely affect the voting power of the Company’s common stockholders.

Amendment of the Certificate of Incorporation

The Company’s certificate of incorporation provides that the affirmative vote of holders of record representing at least 75% of the voting power of all shares of capital stock then outstanding, voting together as a single class, is required to alter, amend or adopt any provision inconsistent with the provisions of the Company’s certificate of incorporation relating to:

•	stockholder action, including the inability of the Company’s stockholders to take action by written consent; and

•	the percentage of voting power required to adopt, alter, amend or repeal existing, or adopt new, by-laws.

These supermajority voting requirements have the effect of making any amendment by the stockholders of certain important provisions of the Company’s certificate of incorporation more difficult, even if a majority of the Company’s stockholders believes that the amendment would be in their best interest.

Delaware Law

Section 203 of the Delaware General Corporation Law applies to the Company. Section 203 provides that, subject to the exceptions specified in that section, a corporation may not engage in any business combination with any interested stockholder for a three-year period following the time that the stockholder becomes an interested stockholder unless:

•	prior to that time, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares); or

•

subsequent to that time, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least two thirds of the outstanding voting stock that is not owned by the interested stockholder.

Pursuant to Section 203 of the Delaware General Corporation Law and subject to certain exceptions, an “interested stockholder” is defined to include:

•

any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date; and

•	the affiliates and associates of any person described in the preceding clause.

Under certain circumstances, Section 203 of the Delaware General Corporation Law makes it more difficult for a person who would be an interested stockholder to effect various business combinations with a corporation for a three-year period. It is anticipated that the provisions of Section 203 of the Delaware General Corporation Law may encourage persons interested in acquiring the Company to negotiate in advance with its board of directors, since those persons could avoid the stockholder approval requirement if a majority of the directors then in office approves either the business combination or the transaction that results in the stockholder becoming an interested stockholder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION

By:	/s/ Razvan Theodoru
Name:	Razvan L. Theodoru
Title:	Vice-President, Corporate Law and Secretary

Date: May 4, 2012